LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

P
$ 288,022,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2003-12XS SENIOR/SUBORDINATE CERTIFICATES

			To 10% Call

Class	Approx. Size ($) (1)	Coupon (2)	Est. WAL (3)(yrs.)	Payment Window (3) (mos.)	Initial C/E (4) (%)	Lega Final Maturity	Expected Ratings (S&P/Moody’s) (5)
A1 (6)(7)	$ 92,156,000	1.75%	0.80	1-19	6.50%	April 25, 2033	AAA/Aaa
A2 (7)	113,993,000	3.60%	3.00	19-66	6.50%	April 25, 2033	AAA/Aaa
A3 (7)	10,525,000	4.87%	6.00	66-79	6.50%	April 25, 2033	AAA/Aaa
A4 (7)	25,696,000	5.43%	8.11	79-100	6.50%	April 25, 2033	AAA/Aaa
A5 (7)(8)	26,930,000	4.48%	6.41	37-100	6.50%	April 25, 2033	AAA/Aaa
A-IO (7)(9)	Notional	5.00%	N/A	N/A	N/A	April 25, 2033	AAA/Aaa
M1 (7)	10,801,000	5.14%	5.46	37-100	2.75%	April 25, 2033	AA/Aa2
M2 (7)	5,040,000	5.44%	5.46	37-100	1.00%	April 25, 2033	A/A2
M3 (7)	2,881,000	6.23%	5.46	37-100	0.00%	April 25, 2033	BBB/NR

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”).  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated credit enhancement percentage, excess spread of approximately 2.41% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by S&P.  Classes A1, A2, A3, A4, A5, A-IO, M1, and M2 will also be rated by Moody’s.

(6)

Accrued interest will not be applied to the Class A1 (i.e. the Class A1 will settle flat).

(7)

Classes A1, A2, A3, A4, A5 and A-IO are the Senior Certificates; the Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

Class A5 is a non-accelerating Senior Certificate.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

			To Maturity
			Est.	Payment	Initial	Legal	Expected
	Approx.		WAL (3)	Window (3)	C/E (4)	Final	Ratings
Class	Size ($) (1)	Coupon (2)	(yrs.)	(mos.)	(%)	Maturity	(S&P/Moody’s) (5)
A1 (6)(7)	$ 92,156,000	1.75%	0.80	1-19	6.50%	April 25, 2033	AAA/Aaa
A2 (7)	113,993,000	3.60%	3.00	19-66	6.50%	April 25, 2033	AAA/Aaa
A3 (7)	10,525,000	4.87%	6.00	66-79	6.50%	April 25, 2033	AAA/Aaa
A4 (7)	25,696,000	5.43%	11.06	79-359	6.50%	April 25, 2033	AAA/Aaa
A5 (7)(8)	26,930,000	4.48%	6.57	37-282	6.50%	April 25, 2033	AAA/Aaa
A-IO (7)(9)	Notional	5.00%	N/A	N/A	N/A	April 25, 2033	AAA/Aaa
M1 (7)	10,801,000	5.14%	6.10	37-358	2.75%	April 25, 2033	AA/Aa2
M2 (7)	5,040,000	5.44%	6.10	37-357	1.00%	April 25, 2033	A/A2
M3 (7)	2,881,000	6.23%	6.09	37-357	0.00%	April 25, 2033	BBB/NR

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”).  100% of the Prepayment Assumption assumes that, based on the life of the loan, prepayments start at 6% CPR in month one, increase by approximately 1.27% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

Other than the stated credit enhancement percentage, excess spread of approximately 2.41% will provide additional credit enhancement.

(5)

All Classes of Certificates will be rated by S&P.  Classes A1, A2, A3, A4, A5, A-IO, M1, and M2 will also be rated by Moody’s.

(6)

Accrued interest will not be applied to the Class A1 (i.e. the Class A1 will settle flat).

(7)

Classes A1, A2, A3, A4, A5 and A-IO are the Senior Certificates; the Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

Class A5 is a non-accelerating Senior Certificate.

(9)

Class A-IO is a Senior Interest-Only Certificate, and will receive interest payments for the first 24 distribution dates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Principal Payment Priority

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates as follows:

(i)

Concurrently as follows:

(a)

To the Class A5, the Class A5 Priority Amount; and

(b)

Sequentially to the Class A1, Class A2, Class A3 and Class A4 Certificates; and

(ii)

Sequentially to the Class M1, Class M2, and Class M3 Certificates.

The “Class A5 Priority Amount” for determining distributions of principal to the Class A5 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class A5 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Senior Principal Remittance Amount, (y) the Class A5 Percentage and (z) the Class A5 Shift Percentage; provided, however, if prior to such Distribution Date the aggregate Class Principal Amounts of the Class A1, Class A2, Class A3 and Class A4 Certificates have been reduced to zero, the Class A5 Priority Amount will equal 100% of the Senior Principal Remittance Amount.

The “Class A5 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class A5 Certificates immediately prior to such date by (y) the aggregate Class Principal Amount of the Class A Certificates immediately prior to such date.

The “Class A5 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., April 2006) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

The “Senior Principal Remittance Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date the amount, if any, by which (x) the aggregate Class Principal Amount of the Class A Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (for any distribution date will be equal to approximately 87.00% of the Pool Balance for such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Principal Payment Priority

The Stepdown Date is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates in the same order as above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated sequentially to the Class M1, Class M2, and Class M3 Certificates so that the credit enhancement behind each class equals two times the respective original credit enhancement percentage for each class, as a product of the aggregate loan balance after giving effect to distributions on that Distribution Date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of Class M1, Class M2, Class M3 and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, A5 (the “Class A Certificates”), M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated on page 1 and (ii) the Net Funds Cap (as defined herein).  Interest for all Classes of Certificates will be calculated on a 30/360 basis.  The Interest Rate for Class A-IO will, for each Accrual Period through the Accrual Period pertaining to the 24th Distribution Date, be an annual rate equal to 5.00% on a 30/360 basis.  Interest will accrue on the Class A-IO Certificate based upon its Class Notional Amount, as defined herein.  Following the Accrual Period pertaining to the 24th Distribution Date, the Class A-IO Certificates will no longer accrue interest and will not be entitled to distributions.

The “Accrual Period” for any Class of Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs except for Class A1, where it is 27 days for the first period.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee , Mortgage Insurance Fee (if applicable), and to reimburse Servicer advances;

(2)

To pay Current Interest and Carryforward Interest to the Class A Certificates and Current and Carryforward Interest to the Class A-IO;

(3)

To pay Current Interest and Carryforward Interest to Classes M1, M2, and M3  (the “Subordinate Classes”), sequentially;

(4)

To pay to the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, to the Class A Certificates, sequentially in increasing order of numerical designation, and then sequentially to Classes M1, M2, and M3;

(6)

To pay to the Class A Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to Classes M1, M2, and M3 any Deferred Amounts;

(8)

To pay remaining amounts to the holder of the Class X and Class R Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the excess of (1) the weighted average Net Mortgage Rate over (2) the product of (a) 5% and (b) the Class A-IO Notional Balance divided by the Pool Balance.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and the Mortgage Insurance Fee Rate (if applicable).

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall or Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Class A-IO Notional Amount

The Class A-IO Notional Balance will be the lesser of the beginning period collateral balance and the following schedule:

Distribution Dates (Months)	A-IO Notional Amount
1-6	$ 100,808,026
7-12	$ 46,083,669
13-18	$ 20,161,605
19-24	$ 11,520,917

On and after the 25th distribution date, the Class Notional Amount for the Class A-IO Certificate will be zero.  The Class A-IO will accrue interest at a rate of 5.00% on a 30/360 basis.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, Class M3, Class M2, and then Class M1. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services Inc. (“Aurora”, an affiliate of Lehman Brothers), on any Distribution Date following the month in which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first available Distribution Date by Aurora Loan Services, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A-IO Certificates) will increase by 0.50% and the interest rate for each Class of Subordinate Certificates will increase by 0.75%.

Origination and Servicing

The majority of the Mortgage Loans were originated by First National Bank of Nevada (44.5%), IndyMac (22.7%), SIB Mortgage Corp. (15.3%) and Aurora (13.9%).  As of April 1, 2003, 75.9% and 21.4% of the Mortgage Loans will be serviced by Aurora and IndyMac, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Credit Enhancement

Subordination

The Class A and Class A-IO Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Class A and Class A-IO Certificates will have the preferential right to receive interest due to them and principal available for distribution (other than the Class A-IO Certificates) over Classes having a lower priority of distribution.  Similarly, Class M1 will be senior in right of priority to Class M2 and Class M3 and Class M2 will be senior in right of priority to Class M3.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Classes M3, M2, and M1 have been reduced to zero.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 55% of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance (as defined herein), exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

April 2006 through March 2007

1.00%

April 2007 through March 2008

1.75%

April 2008 through March 2009

2.50%

April 2009 through March 2010

2.75%

April 2010 and thereafter

3.75%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

A1			Principal will be paid sequentially to Class A1, A2, A3 and A4.
AAA/Aaa
1.75%
A2			Class A-IO is a senior interest-only class and has the preferential right to receive Interest over the Subordinate Classes.
AAA/Aaa
3.60%
A3	A-5	A-IO	Class A5 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to Principal Payments.
AAA/Aaa	AAA/Aaa	AAA/Aaa
4.87%	4.48%	5.00%
A4
AAA/Aaa
5.43%
	M1		For the first 36 months or when certain tests are met, the Classes M1, M2, and M3 will not receive payments of principal.
AA/Aa2
5.14%
M2
A/A2
5.44%
M3
BBB/NR
6.23%

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Contacts

MBS Trading and Structuring	Brian Hargrave	(212) 526-8320
	Khalil Kanaan	(212) 526-8315
	Rich McKinney	(212) 526-8320
	Tim Dooley	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876

MBS Modeling	Sei-Hyong Park	(212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Summary of Terms
Issuer:	Structured Asset Securities Corp. 2003-12XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank, N.A.
Master Servicer:	Aurora Loan Services Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	March 1, 2003
Expected Pricing Date:	Week of March 10, 2003
Expected Closing Date:	March 28, 2003
Expected Settlement Date:	March 28, 2003 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes (except for Class A1, which has a zero day delay)
First Payment Date:	April 25, 2003
Day Count:	30/360 for all classes
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.25% of the Pool principal balance annually

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Summary of Terms (continued)
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:

Minimum $25,000; increments $1 in excess thereof for Class A Certificates.  Minimum $100,000; increments $1,000 in excess thereof for Classes M1, M2, and M3 Certificates.  Minimum $500,000; increments $1 in excess thereof for Class A-IO Certificates.

SMMEA Eligibility:	All classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A1, A2, A3, A4, A5, A-IO, M1, M2 and M3 Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

SASC 2003-12XS Collateral Summary*

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics
Collateral characteristics are listed below as of the cut-off date*

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	349	26,380,035.89	9.05%
100,000.01 - 200,000.00	496	71,681,811.49	24.60
200,000.01 - 300,000.00	246	59,965,364.64	20.58
300,000.01 - 400,000.00	178	62,538,600.14	21.46
400,000.01 - 500,000.00	69	30,685,100.96	10.53
500,000.01 - 600,000.00	30	16,250,227.73	5.58
600,000.01 - 700,000.00	15	9,665,562.58	3.32
700,000.01 - 800,000.00	4	2,953,057.51	1.01
800,000.01 - 900,000.00	5	4,176,634.37	1.43
900,000.01 - 1,000,000.00	2	1,987,345.89	0.68
1,000,000.01 - 1,500,000.00	1	1,500,000.00	0.51
1,500,000.01 - 2,000,000.00	2	3,620,000.00	1.24
Total:	1,397	$291,403,741.20	100.00%

Minimum:

$23,730.51

Maximum:

$1,850,000.00

Average:

$208,592.51

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
5.001 - 5.500	1	52,000.00	0.02%
5.501 - 6.000	3	260,251.35	0.09
6.001 - 6.500	27	2,136,788.51	0.73
6.501 - 7.000	175	64,539,543.15	22.15
7.001 - 7.500	153	28,755,814.17	9.87
7.501 - 8.000	499	94,830,169.19	32.54
8.001 - 8.500	363	70,366,012.71	24.15
8.501 - 9.000	111	20,022,315.14	6.87
9.001 - 9.500	32	4,961,089.50	1.70
9.501 - 10.000	26	4,702,997.83	1.61
10.001 - 10.500	5	672,530.36	0.23
10.501 - 11.000	1	80,498.78	0.03
12.001 - 12.500	1	23,730.51	0.01
Total:	1,397	$291,403,741.20	100.00%

Minimum:

5.375%

Maximum:

12.250%

Weighted Average:

7.777%

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
241 - 300	1	120,494.15	0.04%
301 - 360	1,396	291,283,247.05	99.96
Total:	1,397	$291,403,741.20	100.00%
Minimum: 300.0 Maximum: 360.0 Weighted Average: 360.0
Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
241 - 300	1	120,494.15	0.04%
301 - 360	1,396	291,283,247.05	99.96
Total:	1,397	$291,403,741.20	100.00%
Minimum: 284.0 Maximum: 360.0 Weighted Average: 356.7

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
20.001 - 30.000	2	152,000.00	0.05%
30.001 - 40.000	16	3,897,759.60	1.34
40.001 - 50.000	28	10,817,574.53	3.71
50.001 - 60.000	43	16,011,318.72	5.49
60.001 - 70.000	69	16,753,576.22	5.75
70.001 - 80.000	288	74,512,778.14	25.57
80.001 - 90.000	369	68,881,572.52	23.64
90.001 - 100.000	582	100,377,161.47	34.45
Total:	1,397	$291,403,741.20	100.00%
Minimum: 23.110% Maximum: 100.000% Weighted Average: 82.773%
FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Unknown	6	566,916.13	0.19%
551 - 600	28	5,428,631.04	1.86
601 - 650	390	79,770,699.45	27.37
651 - 700	530	107,464,894.10	36.88
701 - 750	312	67,069,901.78	23.02
751 - 800	123	29,710,251.66	10.20
801 >=	8	1,392,447.04	0.48
Total:	1,397	$291,403,741.20	100.00%

Non-Zero Minimum:

580

Maximum:

809

NZWA:

683

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Purchase	901	177,126,395.53	60.78%
Cash Out Refinance	350	69,173,744.60	23.74
Rate/Term Refinance	146	45,103,601.07	15.48
Total:	1,397	$291,403,741.20	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Single Family	821	172,918,557.68	59.34%
2-4 Family	247	54,288,838.84	18.63
PUD	230	50,056,664.93	17.18
Condo	96	13,866,855.15	4.76
Other	3	272,824.60	0.09
Total:	1,397	$291,403,741.20	100.00%

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

States – Top 30
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
CA-S	117	47,111,030.92	16.17%
NY	112	31,654,221.02	10.86
NJ	132	29,388,741.14	10.09
FL	181	24,033,819.05	8.25
MA	79	19,880,822.17	6.82
AZ	107	16,292,080.16	5.59
IL	72	15,714,229.35	5.39
CA-N	39	14,607,453.80	5.01
VA	52	12,068,197.68	4.14
TX	70	8,831,058.23	3.03
CO	27	6,909,082.00	2.37
NV	34	6,651,469.43	2.28
GA	39	5,731,735.15	1.97
CT	25	5,065,914.81	1.74
MD	20	3,951,251.72	1.36
NC	23	3,812,190.01	1.31
IN	29	3,359,624.76	1.15
SC	20	2,993,442.71	1.03
PA	32	2,778,236.48	0.95
UT	12	2,765,108.25	0.95
WA	12	2,647,112.48	0.91
MO	23	2,576,130.21	0.88
RI	13	2,448,491.03	0.84
MN	10	2,443,660.60	0.84
MI	14	2,074,302.13	0.71
TN	16	2,044,333.71	0.70
NH	11	1,828,905.15	0.63
OR	12	1,796,794.70	0.62
NM	9	1,776,201.50	0.61
OH	16	1,429,343.76	0.49
Other	39	6,738,757.09	2.31
Total:	1,397	$291,403,741.20	100.00%

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the cut-off date*

Prepayment Penalty in Years
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No Penalty	814	183,838,373.98	63.09%
0.001 - 1.000	282	58,919,038.72	20.22
1.001 - 2.000	2	158,218.98	0.05
2.001 - 3.000	105	19,739,830.34	6.77
4.001 - 5.000	194	28,748,279.18	9.87
Total:	1,397	$291,403,741.20	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
No Documentation	881	161,811,518.47	55.53%
Full	278	72,247,529.94	24.79
Limited	192	47,424,019.63	16.27
No Ratio	46	9,920,673.16	3.40
Total:	1,397	$291,403,741.20	100.00%

*

The Mortgage Loan collateral tables shown have a cut-off date of February 1, 2003 for illustration purposes.  The actual cut-off date for the deal will be March 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).